UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  November 30, 2009



                              LANDAUER, INC.
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          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
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              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
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     (Commission File Number)        (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                  60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On December 1, 2009, Landauer, Inc. issued a News Release announcing its earnings for the fourth fiscal quarter and fiscal year ended
September 30, 2009. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.



Item 8.01   OTHER EVENTS

      On November 30, 2009, Landauer, Inc. issued a News Release announcing the increase of its regular quarterly cash dividend to $0.5375 per share for the first quarter of fiscal 2010. This increase represents an annual rate of $2.15 per share compared with $2.10 in fiscal 2009. The dividend will be paid on January 4, 2010 to shareholders of record on December 11, 2009. A copy of the News Release is furnished as Exhibit 99.2 to this current report on Form 8-K.



Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            99.1  News Release, dated December 1, 2009

            99.2  News Release, dated November 30, 2009

                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Landauer, Inc.


Dated:  December 2, 2009            /s/ Jonathon M. Singer
                                    ------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President,
                                    Finance, Secretary, Treasurer,
                                    and Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)

                               EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99.1             News Release, dated December 1, 2009

 99.2             News Release, dated November 30, 2009